                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             ---------------------


                        Date of report: August 26, 2003
                       (Date of earliest event reported)



                       PHILIPS INTERNATIONAL REALTY CORP.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)

             000-23463                                  13-3963667
       (Commission File No.)                          (I.R.S. Employer
                                                     Identification No.)


                                417 Fifth Avenue
                            New York, New York 10016
               (Address of principal executive offices; zip code)


                                 (212) 545-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if changed Since Last Report)

Item 2.           Acquisition or Disposition of Assets

         Pursuant to the plan of liquidation (the "Plan of Liquidation") of Philips International Realty Corp., a Maryland corporation (the "Company"), approved by the stockholders of the Company on October 10, 2000, and as more fully described in the Company's special meeting proxy statement dated September 8, 2000 (the "Proxy Statement"), the Company has disposed of the following property:

         On August 26, 2003, the Company completed the sale of its shopping center (the "Property") on Bellevue Road in Atwater, California for the price of $6.0 million in cash, pursuant to a Purchase and Sale Agreement dated June 23, 2003 by and between Philips Shopping Center Fund, L.P., a Delaware limited partnership, as Seller, and Nationwide Properties, LLC, a California limited liability company, as Buyer.

         The purchase price for the sale of the Property was determined as a result of arm's-length negotiations between unrelated parties. The factors considered by the Company in determining the price to be paid for the Property include its historical and expected cash flow, nature of the tenants and terms of leases in place, occupancy rate, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the Property and anticipated changes therein under the Company ownership, the physical condition and location of the Property, the anticipated effect on the Company's financial results and other factors. The Company took into consideration prices at which it believes other comparable properties had recently been sold.

         Pursuant to the Plan of Liquidation, the Board of Directors of the Company has declared a seventh liquidating distribution of $1.00 per share which will be payable on September 16, 2003. The record date is September 9, 2003. However, shareholders must continue to own their shares up to and including September 16, 2003 in order to be entitled to the liquidating distribution of $1.00 per share. Effective September 5, 2003, the Company's shares will be traded with due bills which entitle the owner of the stock to receipt of the distribution. The Company has approximately 7.4 million shares of common stock and common stock equivalents which will participate in this distribution.

         The Plan of Liquidation was estimated to generate approximately $18.25 in the aggregate in cash for each outstanding share of common stock in two or more liquidating distributions. The seventh liquidating distribution declared by the Board of Directors brings the total payments to date to $17.25 per share. Prior distributions of $13.00, $1.00, $.75, $.50, $.50 and $.50 per share were paid on December 22, 2000, July 9, 2001, September 24, 2001, November 19, 2001, October 22, 2002 and March 18, 2003, respectively. The Company's one remaining shopping center property is currently being offered for sale.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro forma financial information relative to the sale reported in
Item 2 is as follows:

                                                                           Page
                                                                           ----

             Pro Forma Condensed Consolidated Balance Sheet as of
             June 30, 2003 (Unaudited)                                      5

             Pro Forma Condensed Consolidated Statement of
             Operations for the Year Ended December 31, 2002
             (Unaudited)                                                    6

             Pro Forma Condensed Consolidated Statement of
             Operations for the Six Months Ended June 30, 2003
             (Unaudited)                                                    7

             Notes to Pro Forma Condensed Consolidated
             Financial Statements (Unaudited)                               8

         (c) The Company hereby files the following exhibits:

             Exhibit No.    Exhibit Description
             ----------     -------------------

                99.1         News Release of the Company
                             dated August 28, 2003

                        PHILIPS INTERNATIONAL REALTY CORP

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2003 assumes the August 26, 2003 disposition of the Company's Atwater, CA shopping center had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2002 and the Six Months Ended June 30, 2003 assume such transaction, and the April 16, 2002, October 3, 2002 and February 28, 2003 sales of the Company's shopping center properties in McHenry, IL, Sacramento, CA and Reedley, CA respectively, had occurred as of January 1, 2002.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at June 30, 2003 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2002. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the six month period ended June 30, 2003 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2003
                   (UNAUDITED, IN THOUSANDS EXCEPT SHARE DATA)


                                                                                       SALE OF
                                                                                      PROPERTY
                                                                       HISTORIC      AUGUST 2003     PRO FORMA
                                                                       --------      -----------     --------
      ASSETS

Rental properties, net-held for sale                                   $  7,731       $ (4,919)      $  2,812
Cash and cash equivalents                                                 4,697             --          4,697
Accounts receivable, net                                                     91             (1)            90
Deferred charges and prepaid expenses                                       426           (183)           243
Other assets                                                               2229            (20)         2,209
                                                                       --------       --------       --------
Total assets                                                           $ 15,174       $ (5,123)      $ 10,051
                                                                       ========       ========       ========


     LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
    Accounts payable and accrued expenses                              $    833            $--       $    833
    Other liabilities                                                        32            (20)            12
                                                                       --------       --------       --------

Total Liabilities                                                           865            (20)           845
                                                                       --------       --------       --------

Minority interests                                                           48            (17)            31
                                                                       --------       --------       --------

Shareholders' Equity
   Preferred Stock, $.01 par value; 30,000,000 shares authorized;
                 no shares issued and outstanding                            --             --             --
   Common Stock, $.01 par value; 150,000,000 shares authorized;              73             --             73
                 7,340,474 shares issued and outstanding
   Additional paid in capital                                            92,668             --         92,668
   Cumulative distributions in excess of net income                     (78,480)        (5,086)       (83,566)
                                                                       --------       --------       --------

Total Shareholders' Equity                                               14,261         (5,086)         9,175
                                                                       --------       --------       --------

Total Liabilities and Shareholders' Equity                             $ 15,174       $ (5,123)      $ 10,051
                                                                       ========       ========       ========

                          See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                 (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                                SALE OF
                                                                                               PROPERTIES
                                                                                                2002 AND
                                                                                 HISTORIC         2003        PRO FORMA
                                                                                 --------       -------       -------
Discontinued Operations:
Revenues from rental property                                                     $ 2,790       $(2,233)      $   557
                                                                                  -------       -------       -------

Expenses:
    Operating expenses                                                                425          (368)           57
    Real estate taxes                                                                 246          (204)           42
    Management fees to affiliates                                                      84           (67)           17
    General and administrative expenses                                               974           -             974
                                                                                  -------       -------       -------
                                                                                    1,729          (639)        1,090
                                                                                  -------       -------       -------

Operating income (loss) from discontinued operations                                1,061        (1,594)         (533)
Minority interests in (income) loss                                                    (3)            6             3
Other income (expense), net                                                          (219)          -            (219)
                                                                                  -------       -------       -------
Income (loss) from discontinued operations before  sales of properties            $   839       $(1,588)      $  (749)
                                                                                  =======       =======       =======

Basic and diluted income (loss) per common share before sales of properties      $  0.11                     $ (0.10)
                                                                                  =======                     =======

                                   See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                 (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                            SALE OF
                                                                          PROPERTIES
                                                            HISTORIC         2003         PRO FORMA
                                                            --------         -----        ----------
Discontinued Operations:
Revenues from rental property                                $ 782           $(504)        $ 278
                                                             -----           -----         -----

Expenses:
    Operating expenses                                         109             (83)           26
    Real estate taxes                                           63             (41)           22
    Management fees to affiliates                               23             (15)            8
    General and administrative expenses                        426              --           426
                                                             -----           -----         -----
                                                               621            (139)          482
                                                             -----           -----         -----

Operating income (loss) from discontinued operations           161            (365)         (204)
Minority interests in (income) loss                             (1)              2             1
Other income (expense), net                                     26              --            26
                                                             -----           -----         -----
Income (loss) from discontinued operations before
           sales of properties                               $ 186           $(363)        $(177)
                                                             =====           =====         =====
Basic and diluted income (loss) per common share before
           sales of properties                               $0.03                         $(0.02)
                                                             =====                         =====

                         See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


1. Basis of Presentation

         The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the August 26, 2003 disposition of Company's shopping center in Atwater, CA had been completed as of June 30, 2003. The Pro Forma Condensed Consolidated Statements of Operations reflect adjustments to the historic operating results for the year ended December 31, 2002 and the six months ended June 30, 2003 to give effect to the April 16, 2002, October 3, 2002, February 28, 2003 and August 26, 2003 sales of the Company's shopping center properties in McHenry, IL, Sacramento, CA, Reedley, CA, and Atwater, CA, respectively, as if these transactions had been completed as of January 1, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 3, 2003


                                            PHILIPS INTERNATIONAL REALTY CORP.
                                            (Registrant)

                                            By: /s/ Philip Pilevsky
                                            -----------------------------------
                                            Philip Pilevsky
                                            Chief Executive Officer